SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 16, 2004

APPLIED EXTRUSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19188	51-0295865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Read’s Way

New Castle, Delaware 19720

(Address of principal executive offices, including zip code)

(302) 326-5500

(Registrant’s telephone number, including area code)

Item 5.             OTHER EVENTS

On June 16, 2004, Applied Extrusion Technologies, Inc. (the “Company”) issued a press release announcing that it had lowered its earnings expectations for the second half of fiscal 2004 and has retained financial advisors to explore financing and strategic alternatives with respect to its long-term capital structure.  A copy of the press release dated June 16, 2004 is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED EXTRUSION TECHNOLOGIES, INC.

	By:	/s/ BRIAN P. CRESCENZO
		Name:	Brian P. Crescenzo
		Title:	Vice President, Secretary, and Chief Financial Officer

Date: June 18, 2004

EXHIBIT INDEX

Exhibit 99.1	Press Release dated June 16, 2004.